Exhibit 10.14

                                    EXHIBIT A
                        TO SECURITIES PURCHASE AGREEMENT
                               DATED JULY 5, 2007

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE SECURITIES ACT.

Warrant No. __________

Issue Date: __________


                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                              DMI BIOSCIENCES, INC.

     THIS certifies that, for value received, COGENCO INTERNATIONAL, INC., a Colorado corporation, is entitled to purchase from DMI BIOSCIENCES, INC., a Colorado corporation (the "Company"), subject to the terms and conditions hereof, up to One Million (1,000,000) shares (the "Warrant Shares") of the Company's common stock, no par value (the "Common Stock"). This warrant, together with all warrants hereafter issued in exchange or substitution for this warrant, is referred to as the "Warrant" and the holder of this Warrant is referred to as the "Holder." The number of Warrant Shares is subject to adjustment as hereinafter provided. Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00 pm EST on December 31, 2008 (the "Termination Date").

     1. Exercise of Warrant. (a) The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to One Dollar ($1.00) per share, subject to adjustment as provided herein (the "Warrant Price"), by the surrender of this Warrant (properly endorsed) at the principal office of the Company, or at such other agency or office of the Company in the state of Colorado as the Company may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Company, and by payment to the Company of the Warrant Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised. The mechanics of exercise are as follows:

          (b) Delivery of Certificates Upon Exercise. Certificates for shares purchased or transferred hereunder shall be transmitted by the Company to the Holder by physical delivery to the address specified by the Holder in the Warrant Exercise Form within 5 Business Days from the delivery to the Company of the Warrant Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to the issuance of such shares, have been paid. Certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder.

          (c) Charges, Taxes and Expenses. The Company shall pay any and all incidental expenses or taxes, except any applicable withholding, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant, and except any applicable transfer taxes, which may be payable with respect to the transfer of Warrant Shares or of this Warrant).

     2. Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Company upon the exercise of this Warrant.

     3. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

     4. Transferability of Warrant and Warrant Shares. This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by the Holder which is an entity to a wholly owned subsidiary of such entity, a transfer by the Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by the Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Warrant, or (ii) a transfer made in accordance with Rule 144 under the Act.

     5. Certain Adjustments. With respect to any rights that Holder has to exercise this Warrant and convert into shares of Common Stock, Holder shall be entitled to the following adjustments:

          (a) Merger or Consolidation. If at any time there shall be a merger or a consolidation of the Company with or into another corporation that is not the Holder, an affiliate of Holder or a direct or indirect subsidiary of Holder when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Warrant Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the holder hereof as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder hereof as the holder of this Warrant after the merger or consolidation.

          (b) Reclassification, Recapitalization, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change; provided, however, that this subsection 5(b) shall not apply to any transaction in which the Holder, any affiliate of Holder or any direct or indirect subsidiary of Holder is a party to the transaction other than in such person's capacity as a shareholder of the Company.

          (c) Split or Combination of Common Stock and Stock Dividend. In case the Company shall at any time subdivide, redivide, recapitalize, split (forward or reverse) or change its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon its Common Stock payable solely in shares of Common Stock, the Warrant Price shall be proportionately reduced and the number of Warrant Shares proportionately increased. Conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price shall be proportionately increased and the number of Warrant Shares proportionately reduced. Notwithstanding the foregoing, in no event will the Warrant Price be reduced below the par value of the Common Stock.

          (d) Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then the Company will provide notice of the Distribution to the Holder at least 30 days before the record date of such distribution and shall include with that notice, sufficient information about the Distribution so the Holder can determine whether to exercise this Warrant.

     6. Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE SECURITIES ACT.

     7. Agreement in Connection with Initial Registration or Public Offering. The Holder agrees, in connection with the initial registration or public offering of the Company's securities pursuant to a registration statement under the Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Holder (other than any shares included in the offering) without the prior written consent of the Company for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company at the time of such registration or public offering; provided, however, that all other persons selling shares of Common Stock in such offering, all persons holding in excess of 5% of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this paragraph and the Corporation does not permit any such person to sell, on a percentage of total holdings by such person, more than the Corporation permits the Holder to sell within that 180 day period.

     8. Miscellaneous. This Warrant shall be governed by and construed in accordance with the laws of the State of Colorado. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the holder of this Warrant any legal or equitable right, remedy or claim under this Warrant. This Warrant shall be for the sole and exclusive benefit of the Company and the holder of this Warrant. The section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers under its seal, this _____ day of _______, 2007.


                                        DMI BIOSCIENCES INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                              WARRANT EXERCISE FORM

            To Be Executed by the Holder in Order to Exercise Warrant

To:      DMI Biosciences, Inc.
         1999 North Fitzsimons Parkway, Suite 100
         Aurora, CO 80045-7503
         Attention:
Dated:____________

     The undersigned, pursuant to the provisions set forth in the attached Warrant No. ______, hereby irrevocably elects to purchase (check applicable box):

     |_| _________ shares of the Common Stock of DMI Biosciences, Inc. covered by such Warrant; or

     |_| the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 1(b) (if applicable).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of $______ in lawful money of the United States.

The undersigned hereby requests that certificates for the Warrant Shares purchased hereby be issued in the name of:


---------------------------------------------------------------

---------------------------------------------------------------
(please print or type name and address)


(please insert social security or other identifying number)

and be delivered as follows:

--------------------------------------------------------------

--------------------------------------------------------------
(please print or type name and address)

--------------------------------------------------------------
(please insert social security or other identifying number)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant Certificate, that a new Warrant for the balance of such shares be registered in the name of, and delivered to, Holder.




                                             -----------------------------------
                                             Signature of Holder

                                             SIGNATURE GUARANTEE:


                                             -----------------------------------

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
            this form. Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby
are hereby assigned to                                                    whose
                      ----------------------------------------------------

address is ----------------------------------------------------------------

----------------------------------------------------------------------------



                                          Dated:                       ,
                                                 --------------------    -------

         Holder's Signature:
                             ----------------------------------------
         Holder's Address:
                           ------------------------------------------

                           ------------------------------------------



Signature Guaranteed:
                      -----------------------------------------------




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust corporation. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.